Exhibit 99.2
© 2024 Scholar Rock, Inc. All rights reserved. Second Quarter 2024 Business Update August 8, 2024 1

© 2024 Scholar Rock, Inc. All rights reserved. Forward-Looking Statements Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock Holding Corporation and Scholar Rock, Inc. (collectively, “Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its preclinical studies and clinical trials for SRK-439, apitegromab, SRK-181 and other product candidates and indication selection and development timing, its cash runway, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 2 trial of apitegromab or Part A or Part B of the Phase 1 trial of SRK-181, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidate, including the Phase 3 clinical trial of apitegromab in SMA and Part B of the Phase 1 clinical trial of SRK-181, respectively, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, the success of Scholar Rock’s current and potential future collaborations, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials, Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish, and maintain strategic business alliances and new business initiatives, and our ability to continue as a going concern as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law. This presentation may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Apitegromab and SRK-181 are investigational drug candidates under evaluation. Apitegromab, SRK-181, SRK-373, SRK-256, and SRK-439 have not been approved for any use by the FDA or any other regulatory agency and the safety and efficacy of apitegromab, SRK-181, SRK-373, SRK-256, and SRK-439 have not been established.

© 2024 Scholar Rock, Inc. All rights reserved. Introduction & Business Update Jay Backstrom, M.D., MPH President & Chief Executive Officer 3

© 2024 Scholar Rock, Inc. All rights reserved. Today’s Agenda 4 Topic Speaker  Introduction & Business Update Jay Backstrom, President & Chief Executive Officer  Development Update Jing Marantz, Chief Medical Officer  Pipeline Update Mo Qatanani, Chief Scientific Officer  Upcoming Milestones Jay Backstrom Q&A Session

© 2024 Scholar Rock, Inc. All rights reserved. Selectivity is the Key The hallmark of our differentiated platform is unparalleled selectivity 1 Productive Platform Strong progress & momentum supports SRRK’s scientific approach, capability to grow pipeline and ability to execute 2 Excellent Opportunity SMA and obesity represent high value markets offering significant potential revenue opportunities 3 Advancing Towards Commercialization 5 I N TR O D UC T IO N Next 12 – 24 months of execution is expected to be transformative for Scholar Rock

Our Approach

Selectivity Drives Success

RIGHT TARGET → Validated Biology

RIGHT TIME → Latent Form

Deep structural insights to validated targets

Industry-leading antibody design and protein engineering to selectively target latent growth factors

Optimized for efficacy and mitigates off-target effects



Traditional Target
“mature” active growth factor



Scholar Rock’s Target
Latent Growth Factor Complex

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© 2024 Scholar Rock, Inc. All rights reserved.

Scientific Platform Yielding Growing Pipeline Across High Value Therapeutic Areas

TARGET	CANDIDATE	DISCOVERY/ PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Latent Myostatin	SPINAL MUSCULAR ATROPHY Apitegromab			TOPAZ	SAPPHIRE
Latent Myostatin	CARDIOMETABOLIC DISORDERS Apitegromab in Obesity*			EMBRAZE	
Latent Myostatin	SRK-439 (novel anti-myostatin antibody)				
Latent TGFβ-1	IMMUNO-ONCOLOGY SRK-181: Selective context-independent, anti-latent TGFβ-1)		DRAGON		
Latent TGFβ-1	FIBROSIS SRK-373: Selective context-dependent (LTBP1 & LTBP3) anti-latent TGFβ-1				
RGMc	ANEMIA SRK-256: Selective anti-RGMc				
Undisclosed	NEUROMUSCULAR DISORDERS				

*Utilized data from previously completed Ph 1 study in healthy volunteers and initiate a Ph 2 POC trial in 2024.
LTBP1=Latent transforming growth factor beta binding protein 1; LTBP3=Latent transforming growth factor beta binding protein3; POC=Proof of concept; RGMc=Repulsive guidance molecule C; TGFβ-1=Transforming growth factor beta-1.

ScholarRock

© 2024 Scholar Rock, Inc. All rights reserved.

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Upcoming SAPPHIRE readout - Q4 2024 Initiate study in SMA patients < 2 years old: Planned for 2025 Exploring additional neuromuscular populations Ph 2 POC EMBRAZE study enrolling: Topline data expected in Q2 2025 Advancing SRK-439 to IND Established PoC with SRK-181 in multiple advanced solid tumors End of Ph 1 meeting planned Advance SRK-373, LTBP, to IND Advancing nonclinical studies in renal and pulmonary fibrosis High Value Growth Opportunities 8 Neuromuscular Disorders Cardiometabolic Disorders Immuno-Oncology Fibrosis Strong Proprietary Platform

© 2024 Scholar Rock, Inc. All rights reserved. 9 Cutting-Edge Research Recognized by Global Scientific Community Promising objective response rates, safety, and novel biomarker data highlighted in oral presentation at ASCO SRK-181 Featured on the cover of Science Signaling and in Focus article: SRK-373 “More Velcro for the TGFB-1 Straightjacket” by Boris Hinz Compelling new preclinical data highlighted in oral presentation at ADA SRK-439

© 2024 Scholar Rock, Inc. All rights reserved. 10 2024 & 2025 Anticipated Milestones Milestones 2024 2025 SRK-181 data at ASCO • Oral presentation June 3 • Developmental Therapeutics-Immunotherapy SRK-439 data at American Diabetes Association • Oral presentation June 23 • New Insights into Therapeutic Strategies for Obesity and Diabetes SRK-439 IND submission EMBRAZE Ph 2 Trial (apitegromab in obesity) • Trial open for enrollment • Topline data expected in Q2 2025 SAPPHIRE Ph 3 Trial (apitegromab in SMA) • Topline readout expected in Q4 2024 Potential SMA launch in Q4 2025, if successful & approved Study in SMA Patients < 2 Years of Age • Study design endorsed by EMA’s paediatric committee • Study initiation planned for 2025

© 2024 Scholar Rock, Inc. All rights reserved. Development Update Jing Marantz, M.D., Ph.D. Chief Medical Officer

APITEGROMAB FOR SPINAL MUSCULAR ATROPHY

Why We Are Confident

1. Muscle Targeting

Selective muscle-targeting designed to improve motor function while minimizing off-target effects


Apitegromab
Muscle fiber atrophy

2. Clinical Proof-Of-Concept

TOPAZ clinical proof-of-concept with substantial and durable effect across broad SMA patients ages 2-21

TOPAZ

3. SAPPHIRE Optimized for Success

Trial design informed by insights from TOPAZ

SAPPHIRE

4. TOPAZ Safety Profile

>90% patient retention,[1] well tolerated profile supports durability of treatment



[1] Pooled nonambulatory patients

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© 2024 Scholar Rock, Inc. All rights reserved.

SPINAL MUSCULAR ATROPHY

Motor function slowly declines despite following initial increase

CHERISH/SHINE study: Long-Term Results of Nusinersen-Treated Patients


Early-dosed (CHERISH/SHINE) without scoliosis surgery
Early-dosed (CHERISH/SHINE) with scoliosis surgery
Delayed-dosed (SHINE) without scoliosis surgery
Delayed-dosed (SHINE) with scoliosis surgery
Change (SE) in HFMSE
10
5
0
−5
−10
−15
0
92 [0.3]
169 [0.5]
253 [0.7]
350 [1.0]
450 [1.2]
690 [1.9]
930 [2.5]
1170 [3.2]
1410 [3.9]
1710 [4.7]
2070 [5.7]
2430 [6.7]
2790 [7.6]
Δ 2.8 (SD:8.2)
Δ 1.4 (SD:8.6)
Δ −3.8 (SD:10.1)
Δ −10.5 (SD:5.0)
Study Day [Year]
Time Period Similar To TOPAZ study

Early-dosed (CHERISH/SHINE) without scoliosis surgery	n =	48	47	48	48	47	43	47	47	44	43	42	34	36	24
Early-dosed (CHERISH/SHINE) with scoliosis surgery	n =	36	35	36	36	36	33	36	36	35	31	33	20	25	15
Delayed-dosed (SHINE) without scoliosis surgery	n =	24			23	10	14	20	22	19	18	17	14		
Delayed-dosed (SHINE) with scoliosis surgery	n =	18			17		10	17	15	16	11	13			

CHERISH Study Baseline	Nusinersen	Control
N	84	42
Age at Screening	4 years	3 years

- Decline in motor function is influenced by scoliosis surgery and contractures (Wolfe 2024; Dunaway 2020; Salazar 2018)
- TOPAZ participants had ~2 years of nusinersen treatment at baseline
- Blue-shaded area represents similar duration of nusinersen treatment

Finkel RS et al. "Final Safety and Efficacy Data From the SHINE Study in Participants With Infantile-Onset and Later-Onset SMA." Presented at Cure SMA Annual Conference, July 2024

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© 2024 Scholar Rock, Inc. All rights reserved.

© 2024 Scholar Rock, Inc. All rights reserved. 3.4 4.6 5.2 4.8 6.4 0 1 2 3 4 5 6 7 8 9 Baseline 6 months 12 months 24 months 36 months 48 months Apitegromab TOPAZ Clinical Trial: Motor Function Outcomes by HFMSE Over 48 Months Improvements Were Substantial and Sustained 1. For the 48-month evaluation, an observed case analysis was conducted using available data by analysis timepoint, censoring any HFMSE assessments after the patient received scoliosis surgery. The analysis population pooled the nonambulatory patients (Cohorts 2 and 3) and included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). A total of 11 patients in the population had scoliosis surgery during the study and their data was excluded from any HFMSE assessments at 48 months. Visit windows were applied to utilize data from unscheduled or early termination visits if the patient was missing the HFMSE total score at the scheduled visit. Error bars represent standard error (SE) and CI represents confidence interval. SMN Rx=SMN therapy. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established. Pooled Nonambulatory Patients1 Mean Change from Baseline (+SE) Mean Change from Baseline (+SE) S PI N AL M U S C U LA R A T R O P HY 2.8 3.6 4.2 4.0 5.3 0 1 2 3 4 5 6 7 8 9 Baseline 6 months 12 months 24 months 36 months 48 months n= 35 29 32 29 28 23 95% CI= (1.4, 4.1) (1.2, 6.0) (1.9, 6.6) (1.0, 6.9) (1.5, 9.2) n= 29 23 26 23 23 19 95% CI= (1.8, 5.0) (1.8, 7.4) (2.3, 8.0) (1.3, 8.3) (1.8, 11.0) Baseline mean age=7.3 | Time on SMN Rx=24.1m Baseline mean age=5.5 | Time on SMN Rx=24.6m Age 2-21 Years All Doses (N=35) Age 2-12 Years All Doses (N=29) 14

© 2024 Scholar Rock, Inc. All rights reserved. 0.2 1.2 2.2 2.8 4.5 0 1 2 3 4 5 6 Baseline 6 Months 12 Months 24 Months 36 Months 48 Months 0.6 1.3 2.3 2.4 3.6 0 1 2 3 4 5 6 Baseline 6 Months 12 Months 24 Months 36 Months 48 Months Apitegromab TOPAZ Clinical Trial: Motor Function Outcomes by RULM Over 48 Months Improvements Were Substantial and Sustained 1. For the 48-month evaluation, an observed case analysis was conducted using available data by analysis timepoint, censoring any RULM assessments after the patient received scoliosis surgery. The analysis population pooled the nonambulatory patients (Cohorts 2 and 3) and included patients receiving either low dose (2 mg/kg) or high dose (20 mg/kg) apitegromab (inclusive of patients in Cohort 3 who switched from 2 mg/kg to 20 mg/kg in Year 2). A total of 11 patients in the population had scoliosis surgery during the study and their data was excluded from any RULM assessments at 48 months. Visit windows were applied to utilize data from unscheduled or early termination visits if the patient was missing the RULM total score at the scheduled visit. One patient did not have baseline RULM due to young age. Error bars represent standard error (SE) and CI represents confidence interval. SMN Rx=SMN therapy. Apitegromab is an investigational drug candidate being evaluated for the treatment of spinal muscular atrophy. Apitegromab has not been approved for any use by the US FDA or any other health authority, and its safety and efficacy have not been established. Pooled Nonambulatory Patients1 Mean Change from Baseline (+SE) n= 34 28 31 31 27 22 95% CI= (-0.2, 1.4) (0.2, 2.3) (1.2, 3.3) (1.1, 3.7) (2.0, 5.3) n= 28 22 25 25 22 18 95% CI= (-0.7, 1.1) (0.1, 2.4) (1.0, 3.5) (1.4, 4.2) (2.7, 6.3) S PI N AL M U S C U LA R A T R O P HY Baseline mean age=7.3 | Time on SMN Rx=24.1m Baseline mean age=5.5 | Time on SMN Rx=24.6m Age 2-21 Years All Doses (N=35) Age 2-12 Years All Doses (N=29) 15 Mean Change from Baseline (+SE)

© 2024 Scholar Rock, Inc. All rights reserved. Substantial and Sustained Improvement over 48 MONTHS1 1- A total of 11 patients in the population had scoliosis surgery during the study and their data was excluded from any HFMSE and RULM assessments at 48 months. PRO=Patient Reported Outcome *Pooled non-ambulatory cohorts Data to date has shown substantial clinical benefit that is dose-dependent TOPAZ data suggest that apitegromab has the potential to transform care in SMA by directly addressing progressive muscle weakness Clinical benefit continued to improve or was sustained over 48 months Consistency across functional scales and patient-reported outcomes Well tolerated profile and low discontinuation rate supports durability of treatment >90% of patients remain on therapy* Summary of TOPAZ Data 16

SPINAL MUSCULAR ATROPHY

SAPPHIRE Trial Designed for Clinical Success

SAPPHIRE

Randomized, double-blind, placebo-controlled, parallel arm design (n=204)
Enrolling patients who are on SMN-directed therapy (nusinersen or risdiplam)
Completed enrollment in Q3 2023

SCREENING	TREATMENT (52 weeks)

MAIN POPULATION (n=156)

Ages 2-12

With nonambulatory Types 2 and 3 SMA

Stratified to ensure balanced allocation across the three arms:

1. Age at SMN therapy initiation (age < 5 vs. age ≥ 5)
2. SMN therapy (nusinersen vs. risdiplam)

R

- N=52 → Apitegromab (20 mg/kg IV q4w) + SMN-directed therapy
- N=52 → Apitegromab (10 mg/kg IV q4w) + SMN-directed therapy
- N=52 → Placebo (IV q4w) + SMN-directed therapy

ENDPOINTS

Primary Efficacy:
Mean HFMSE change from baseline at 12 months

Additional Efficacy Measures:
RULM, WHO, other outcome measures

Safety, PK/PD, ADA

Additional Data Opportunities

Exploratory population (age 13-21), in patients using SMN therapy
Focused upon safety & exploratory efficacy (n=48; 2:1 randomization between apitegromab 20 mg/kg vs placebo)

Separate open-label extension study (after patients complete 12-month treatment period)
Focused upon safety & exploratory long-term efficacy

ClinicalTrials.gov Identifier: NCT05156320
HFMSE=Hammersmith Functional Motor Scale Expanded; RULM=Revised Upper Limb Module; R=randomization; SMA=spinal muscular atrophy; SMN=survival motor neuron.

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© 2024 Scholar Rock, Inc. All rights reserved.

CARDIOMETABOLIC DEVELOPMENT PROGRAM

OBESITY

Goals of the EMBRAZE Proof-of-Concept Study

EMBRAZE Study Aims to Demonstrate

- Effect of apitegromab to preserve lean mass in obese or overweight patients receiving a GLP-1 agonist
- Safety and tolerability data to provide initial support for long-term chronic use
- Explore the potential effect of apitegromab to improve metabolic profile and physical function

INSIGHTS GAINED FROM EMBRAZE STUDY

to inform SRK-439 development

Initiated trial in May 2024, ahead of target timeline	Strong enrollment momentum	Updating guidance for topline data to Q2 2025

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© 2024 Scholar Rock, Inc. All rights reserved.

OBESITY

EMBRAZE TRIAL DESIGN

Enrolling Phase 2 Proof-of-Concept Study of Apitegromab in Obesity

EMBRAZE

Randomized, double-blind, placebo-controlled (n=100)
Enrolling patients who are overweight or obese
Enrollment ahead of schedule; topline data expected in Q2 2025

Screening (Up to 4 weeks) | **Treatment** (24 weeks) | **8 weeks**

- Male or female, age ≥18 and ≤65 years old at the time of informed consent
- Stable body weight within 90 days of Screening
- BMI ≥30.0 kg/m² to ≤45.0 kg/m² or ≥27.0 kg/m² to <30.0 kg/m² with the presence of 1 or more weight-related comorbid condition(s)

R

N=50 → Apitegromab Q4W + tirzepatide or semaglutide* QW

N=50 → Placebo Q4W + tirzepatide or semaglutide* QW

Primary endpoint (24 weeks)

Exploratory endpoints (32 weeks)

ENDPOINTS

Primary Endpoint (Week 24)
Change from baseline in lean mass by DEXA scan

Secondary Endpoints
Additional weight loss measures, safety & tolerability, PK/PD

ADDITIONAL

Exploratory Endpoints (Week 24 and 32)
Cardiometabolic profile (e.g., HbA1c), body composition, physical function

*Participating patient will be assigned to either tirzepatide or semaglutide depending on availability.
Apitegromab dose regimen will be 10 mg/kg Q4W, based on projected exposure in the obese population comparable to that of 20 mg/kg Q4W in SMA
Tirzepatide and semaglutide dose regimen will follow the United States Prescribing Information.

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© 2024 Scholar Rock, Inc. All rights reserved.

© 2024 Scholar Rock, Inc. All rights reserved. Pipeline Update Mo Qatanani, Ph.D. Chief Scientific Officer

TRANSLATIONAL SUCCESS TO THE CLINIC

Platform and Expertise Drive Success in Clinic

Superb Engineering	Translational Models	Clinic
 **Apitegromab** Spinal Muscular Atrophy		TOPAZ, SAPPHIRE, ONYX
 **SRK-181** Immuno-oncology		DRAGON
 **SRK-439** Cardiometabolic		IND planned for 2025
 **SRK-373** Fibrosis		IND planned for 2026

Low dose SMN-C1
High dose SMN-C1
High dose SMN-C1 + muSRK-015P
Muscle strength (torque)
60% increase
WT
Low-high
Low-high + muSRK-015P
Muscle stimulation (Hz)
Anti-PD1
Anti-PD1/ SRK-181-mIgG1
Treatment
Study end
Lean Mass
Groups
Week 4
Week 6
Week 12
Col43A KO
2x weekly IP dosing of LTBP-49247
Study end
Fibrosis
COL4A3 KO

21

ScholarRock
© 2024 Scholar Rock, Inc. All rights reserved.

OBESITY

Strong Scientific Validation and Promising Preclinical Evidence

Give Us Confidence in SRK-439



Preclinical data to date show strong potential to support healthier weight loss in combination with GLP-1 RA:

- **Preservation of lean mass** during GLP-1 RA-induced weight loss and **improvement in metabolic parameters**
- **Increase in lean mass** and attenuation of fat mass regain following GLP-1 RA withdrawal
- **Greater potency** compared to an anti-ACTRII antibody

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© 2024 Scholar Rock, Inc. All rights reserved.

© 2024 Scholar Rock, Inc. All rights reserved. 23 SRK-439 Increased Lean Mass and Attenuated Regain of Fat Mass After GLP-1 RA Withdrawal in Obesity Mouse Model Study conducted in Diet Induced Obesity (DIO) mouse model utilizing a murine chimera of SRK-439 GLP-1 RA: GLP1 receptor agonist. Day 7 is start of semaglutide and SRK-439 treatment. Day 35 is discontinuation of semaglutide treatment. • Considerable lean mass loss seen with semaglutide treatment as expected • Treatment with SRK-439 led to: • Preservation of lean mass during semaglutide treatment • Significant increase in lean mass upon semaglutide discontinuation • Attenuation of fat mass regain upon semaglutide discontinuation Key Observations SRK-439 Increased Absolute Lean Mass and Attenuated Regain of Absolute Fat Mass O B E S I T Y 0 7 14 21 28 35 42 49 56 63 20 25 30 Absolute Lean Mass Days in study Lean Mass (g) Chow + IgG HFD + IgG HFD + IgG +Sema HFD + 439 + Sema -6 0 7 14 21 28 35 42 49 56 63 0 5 10 15 20 Absolute Fat Mass Days in study Fat Mass (g) Chow + IgG HFD + IgG HFD + IgG +Sema HFD + 439 + Sema -6

© 2024 Scholar Rock, Inc. All rights reserved. 24 SRK-439 Improved Body Composition After GLP 1-RA Withdrawal Study conducted in Diet Induced Obesity (DIO) mouse model utilizing a murine chimera of SRK-439 GLP-1 RA: GLP1 receptor agonist. HFD: High Fat Diet • SRK-439 attenuates regain of fat mass after withdrawal of semaglutide compared to IgG control • SRK-439 leads to higher lean mass proportion after withdrawal of semaglutide compared to IgG control Key Observations SRK-439 Improved Proportion of Lean and Fat Mass to Total Body Weight O B E S I T Y Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 20 40 60 80 Relative Lean Mass Day 63 Lean Mass/BW (%) p < 0.0001 p < 0.0001 p = 0.0004 Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 10 20 30 40 Relative Fat Mass Day 63 Fat Mass/BW (%) p < 0.0001 p = 0.0083 p = 0.0002 p = 0.0023

© 2024 Scholar Rock, Inc. All rights reserved. SRK-439 Is More Potent than Anti-ActRII Antibody at Maintaining Lean Mass During GLP-1 RA-Induced Weight Loss 25 L O W E FF I C A C I O U S D O S E A N D C O M P E T IT I V E P R O F IL E Head-to-Head Comparison to Non-Selective Myostatin Inhibitor in DIO Mouse Model -20 -15 -10 -5 0 Percent Change Lean Mass from Baseline ✱ ✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ 0.3 1 3 10 0.3 1 3 20 Antibody Treatment (mg/kg) + Semaglutide (0.04mg/kg) SRK-439 Anti-ActRII* p < 0.01 p < 0.0001 p < 0.0001 p < 0.0001 p < 0.0001 •SRK-439 preserved semaglutide-driven lean mass loss dose-dependently and at lower doses than anti-ActRII •Highlights efficacy of SRK-439 and avoids potential liabilities of non-selective approach of anti-ActRII antibodies •Low target dose of SRK-439 supports subcutaneous and potentially best-in-class profile Key Observations *Murine chimera of Bimagrumab Study conducted in Diet Induced Obesity (DIO) mouse model utilizing a murine chimera of SRK-439 O B E S I T Y

PIPELINE OVERVIEW

OBESITY

Leveraging Apitegromab to Inform Obesity Program



2024
2025
EMBRAZE
APITEGROMAB + GLP-1 Agonist
Ph 2 proof-of-concept trial
POC study start*
POC data readout Q2*
Tests hypothesis of selective anti-myostatin in obese population
Cardiometabolic Disorders
SRK-439 + GLP-1 Agonist
Novel asset for cardiometabolic indication Phase 1 trial
IND*

*Expected timelines
POC = Proof of Concept

26

© 2024 Scholar Rock, Inc. All rights reserved.

© 2024 Scholar Rock, Inc. All rights reserved. Upcoming Milestones Jay Backstrom Chief Executive Officer

© 2024 Scholar Rock, Inc. All rights reserved. 28 Looking Ahead: Upcoming Milestones IND=Investigational new drug; POC=Proof of concept; Q2 2024 ACCOMPLISHMENTS PRESENTED encouraging SRK-181 data at ASCO INITIATED EMBRAZE trial with apitegromab in obesity 2H 2024 focus SAPPHIRE Readout in Q4 Complete EMBRAZE enrollment Advance IND-enabling studies for SRK-439 Prepare for commercialization PRIME pre-submission meeting completed ADVANCED IND-enabling studies for SRK-439

© 2024 Scholar Rock, Inc. All rights reserved. Q&A Session 29

© 2024 Scholar Rock, Inc. All rights reserved. 30 Company Speakers Jay Backstrom, M.D., MPH President & Chief Executive Officer Jing Marantz, M.D., Ph.D. Chief Medical Officer Ted Myles, MBA Chief Operating Officer and Chief Financial Officer Mo Qatanani, Ph.D. Chief Scientific Officer

© 2023 Scho lar Rock, Inc. All rights reserved. 31 Thank you!